UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on March 6, 2025, Sphere 3D Corp. ("the Company") received a notice from the Nasdaq Listing Qualifications Department (the "Staff") of The Nasdaq Stock Market LLC ("Nasdaq") stating that the bid price of the Company's common shares for 30 consecutive trading days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2) (the "Listing Rule"). The Company was provided 180 calendar days, or until September 2, 2025, to regain compliance with the Listing Rule.

The Company did not regain compliance with the Listing Rule by September 2, 2025 and it submitted written notice to Nasdaq of its intention to cure the Listing Rule deficiency during a second 180 calendar day compliance period.  On September 3, 2025, the Company received a notice from the Staff of Nasdaq stating that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company is eligible for an additional 180 calendar day compliance period, or until March 2, 2026, to regain compliance with the Listing Rule. The notice from Nasdaq has no immediate effect on the listing or trading of the Company's common shares on The Nasdaq Capital Market.

If the Company does not regain compliance with the Listing Rule by March 2, 2026, the Staff will provide written notification that the Company's securities will be delisted and, at that time, the Company may appeal the Staff's determination to a Hearings Panel (the "Panel"), at which it will be asked to provide a plan to regain compliance to the Panel.  The Company intends to continue monitoring the closing bid price of its common shares and may, if appropriate, consider implementing available options, including, but not limited to, implementing a reverse stock split of its outstanding securities, to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 5, 2025

SPHERE 3D CORP.

By: /s/ Kurt Kalbfleisch

Kurt Kalbfleisch

Acting Chief Executive Officer and CFO